Financial assets mandatory at fair value through other comprehensive income (Detail) - Financial assets mandatory at fair value through other comprehensive income [Member] - EUR (€) € in Millions	Jun. 30, 2018	Dec. 31, 2017
Financial assets mandatory at fair value through other comprehensive income [Line Items]
Securities purchased under resale agreements	€ 1,703	€ 0
Debt securities	42,298	0
Loans	4,811	0
Total financial assets mandatory at fair value through other comprehensive income	€ 48,812	€ 0